UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2006

                            MED-TECH SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                     000-51574                98-0442163
(State or Other Jurisdiction     (Commission File         (I.R.S. Employer
       of Incorporation)              Number)           Identification Number)

                     Suite 2200 - 1177 West Hastings Street
                   Vancouver, British Columbia, Canada V6E 2K3
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (604) 688-7526

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Med-Tech Solutions, Inc. (the "Company") filed a Certificate of Amendment to its Articles of Incorporation, as amended, (the "Amendment") with the Secretary of State of the State of Nevada that was effective as of October 27, 2006. The Amendment was filed to increase the authorized common stock of the Company from 100,000,000 shares to 500,000,000 shares.

     In addition, the Company filed the Amendment to effect a forward split of the shares of common stock of the Company issued and outstanding as of the close of business on October 26, 2006 (the "Split Date"), whereby the Company issued for every 1 share of common stock issued and outstanding as of the close of business on the Split Date, 9 additional shares of common stock (the "Additional Shares"). As a result, the issued and outstanding shares of common stock were increased from 10,100,000 prior to the forward split to 101,000,000 following the reverse stock split.

     New stock certificates evidencing the Additional Shares will be available from the transfer agent on approximately November 2, 2006. The new stock certificates will bear the same CUSIP number.

     The Amendment is attached hereto as Exhibit 3(i).1.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Shell company transactions.

     Not applicable.

(d)  Exhibits


Exhibit
Number         Description
--------------------------------------------------------------------------------
3(i).1         Certificate of Amendment filed with the Secretary of State of the
               State of Nevada on October 17, 2006. (Filed herewith)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Med-Tech Solutions Inc.



Dated: October 30, 2006                 By:   /s/ Mark A. McLeary
                                        ---------------------------
                                        Name: Mark A. McLeary
                                        Title: Chief Executive
                                        Officer,   Chief Financial
                                        Officer, President, Secretary,
                                        Treasurer and Director